DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Supplement dated May 3, 2017 to the Statutory Prospectus dated February 28, 2017, as amended April 10, 2017 (the “Prospectus”), Summary Prospectus dated April 10, 2017 and Statement of Additional Information dated February 28, 2017, as amended April 10, 2017 (the “SAI”). This supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus and SAI.

Effective immediately, all references to Christopher J. Kelleher are deleted.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).